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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                       UNDER SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: April 27, 2000
                       (Date of Earliest Event Reported)

                       MACE SECURITY INTERNATIONAL, INC.
            (Exact name of Registrant as Specified in its Charter)

                                   Delaware
                           (State of Incorporation)

                                    0-22810
                           (Commission File Number)

                                  03-0311630
                       (IRS Employer Identification No.)

        1000 Crawford Place, Suite 400, Mount Laurel, New Jersey 08054
                   (Address of Principal Executive Offices)

                                (856) 778-2300
                        (Registrant's Telephone Number)
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Item 1. Not Applicable.

Item 2.  Acquisition by Merger of Wash Depot Holdings, Inc.
                                  -------------------------

     On March 8, 2000, Mace Security International, Inc., a Delaware corporation (the "Company" or "Registrant"), and Wash Depot Holdings, Inc. (the "Wash Depot") executed a Merger Agreement under which Wash Depot agreed to merge into a subsidiary of the Company (the "Merger Agreement"). The Merger Agreement contains several conditions to closing, including the Company's and Wash Depot's exchange of and review of certain schedules and other information. On April 27, 2000, the Company and Wash Depot completed their review of the schedules to the Merger Agreement. Wash Depot is in the business of owning and operating 73 car wash facilities providing car wash detailing services and certain ancillary car care services in 15 states. Wash Depot is not affiliated with the Registrant nor with any of the Registrant's subsidiaries. The description of the acquisition transaction set forth herein is qualified in its entirety by reference to the Agreement, which is filed herewith as Exhibit 2.1.

     Closing under the Merger Agreement is subject to several conditions, including Registrant and Wash Depot shareholder approval, lender consents and antitrust clearance. If the merger closes, Registrant will issue approximately 8,028,000 unregistered shares of the Company's common stock, and will issue approximately 1,350,000 options and warrants in exchange for options and warrants held in Wash Depot. The Registrant will also assume approximately $153,000,000 of Wash Depot's indebtedness. The acquisition is to be accounted for using the "purchase" method of accounting.

Items 3-6  Not Applicable.

Item 7     Financial Statements and Exhibits.

           (a)  Financial Statements of Business Acquired.

           It is impracticable to provide the required financial statements of Wash Depot at the time of the filing of this report. The required financial statements of Wash Depot will be filed within the time period required in accordance with applicable regulations and the Securities and Exchange Act of 1934.

           (b)  Pro Forma Financial Information.

           It is impracticable to provide the required pro forma financial information of Mace Security International, Inc. at the time of the filing of this report. The required pro forma financial information of Mace Security International, Inc. will be filed within the time period required in accordance with applicable regulations and the Securities and Exchange Act of 1934.
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           (c) The following Exhibits are hereby filed as part of this Current
           Report on Form 8-K.

           2.1 Merger Agreement and Plan of Reorganization dated March 8, 2000, by and among Wash Depot Holdings, Inc., Mace Security International, Inc., and Mace Holdings, Inc., a wholly owned subsidiary of Mace Security International, Inc.

           99    Press Release dated March 9, 2000.

Items 8-9.       Not applicable.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 4, 2000        MACE SECURITY INTERNATIONAL, INC.


                                  By:/s/ Gregory M. Krzemien
                                     -----------------------
                                     Gregory M. Krzemien
                                     Chief Financial Officer and Treasurer
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                                 EXHIBIT INDEX


Exhibit    Description
           -----------
No.
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2.1   Merger Agreement and Plan of Reorganization dated March 8, 2000, by and among Wash Depot Holdings, Inc., Mace Security International, Inc., and Mace Holdings, Inc., a wholly owned subsidiary of Mace Security International, Inc.

99   Press Release dated March 9, 2000.